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                                                                   EXHIBIT 10.41

                                FIRST AMENDMENT
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2000 (this "Amendment") relates to that certain Amended and
                            ---------
Restated Credit Agreement dated as of February 10, 1999 (as the same may be amended, supplemented, restates or otherwise modified from time to time, the

"Credit Agreement") and is entered into among Callaway Golf Company, a Delaware
-----------------
corporation (the "Borrower"), the other credit parties signatory to the Credit
                  --------
Agreement (together with the Borrower, the "Credit Parties"), the lenders
                                            --------------
signatory hereto (the "Lenders") and General Electric Capital Corporation, a New
                       -------
York corporation, as agent for the Lenders (in such capacity, the "Agent").
                                                                   -----
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                              W I T N E S S E T H

          WHEREAS, the Borrower, the other Credit Parties, Agent and the Lenders have entered into the Credit Agreement;

          WHEREAS, the Borrower and the other Credit Parties have requested that the Agent and the Lenders amend the Credit Agreement to permit the repurchase of shares of the Borrower's common Stock for cash in an aggregate amount of up to $250,000,000;

          WHEREAS, the Agent and the Lenders are willing to enter into such amendments on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the above premises, the Borrower, the other Credit Parties, the Agent and the Lenders agree as follows:

     1.   Amendments to the Credit Agreement.  Upon the "Effective Date" (as
          ----------------------------------
defined in Section 3 below), the Credit Agreement is hereby amended as follows:
           ---------
          a.  Amendment to Section 6.14(e)(i).  Section 6.14(e)(i) is hereby
              -------------------------------
amended by deleting the text thereof in its entirety and substituting the following in lieu thereof:

          "Other than as notified to Agent on or before May 4, 2000 with respect to repurchases of Stock in the Fiscal Quarter ending June 30, 2000, Agent shall have received, on the first day of each Fiscal Quarter in which a repurchase of Stock is planned, and, if any repurchase of
          Stock not anticipated at the beginning of a Fiscal Quarter is planned during that Fiscal Quarter, at least fifteen (15) Business Days prior to any such proposed repurchase, (A) a schedule detailing any and all Stock repurchases expected to occur during the current Fiscal Quarter, prepared in conformity with clause (p) of Annex E, (b) a pro forma
                                                    -------
          consolidated balance sheet, income statement and cash flow statement of Borrower and
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          its Subsidiaries, based on recent financial statements, which shall be complete and shall fairly present in all material respects the assets, liabilities, financial condition and results of operations of Borrower and its Subsidiaries in accordance with GAAP consistently applied, but taking into account such proposed payment and the funding of all Loans in connection therewith, and such pro forma statements shall reflect that the requirements of this clause (e) shall be satisfied and (C)
                                        ----------
          a certificate of the chief financial officer of Borrower to the effect that Borrower will be Solvent after the proposed payment and that the pro forma statements fairly present the financial condition of Borrower (on a consolidated basis) as of the date of the recent financial statements after giving effect to the proposed payment,"

          b.  Amendment to Section 6.14(e)(iii).  Section 6.14(e)(iii) is
              ---------------------------------
     hereby amended by deleting the text thereof in its entirety and substituting the following in lieu thereof:

          "the aggregate amount paid after April 1, 2000 to (or on behalf of) holders of Borrower's common Stock to repurchase such Stock shall not exceed $250,000,000,"

          c.  Amendment to Section 6.14(e)(v).  Section 6.14(e)(v) is hereby
              -------------------------------
     amended by deleting the phrase "90 days" and substituting in lieu thereof the phrase "180 days".

          d.  Amendment to Section 6.14(e)(vii).  Section 6.14(e)(vii) is
              ---------------------------------
     hereby amended by deleting the text thereof in its entirety and substituting the following in lieu thereof:

          "all Stock repurchased pursuant to this clause (e) with proceeds of
                                                  ----------
          Indebtedness shall be immediately canceled and retired, and"

          e.  Amendment to Annex E.  Annex E is hereby amended by adding the
              --------------------
     following reporting requirement to the end thereof:

              "(p)  Stock Repurchase Reports.  To Agent and Lenders, within
                    ------------------------
          thirty (30) days after the end of each Fiscal Quarter, a schedule of all Stock repurchases conducted during such Fiscal Quarter, describing in detail with respect to each such repurchase, (i) the date of such repurchase, (ii) the number of shares of Stock repurchased, and (iii) the amounts paid to (or on behalf of) the holders of Stock to repurchase such Stock."

          f.  Amendment to Annex H.  Annex H is hereby amended by adding the
              --------------------
     following phrase to the end of subsection (a) thereof:

          ", less (iv) all cash paid after April 1, 2000 to (or on behalf of)
             ----
          holders of the Borrower's common Stock pursuant to and subject to the terms and conditions of Section 6.14(e)."
                                  ---------------

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     2.   Representations and Warranties.  The Credit Parties hereby jointly and
          ------------------------------
severally represent and warrant to the Agent and the Lenders that, as of the Effective Date and after giving effect to this Amendment:

          a. All of the representations and warranties of the Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

          b. No Default or Event of Default has occurred and is continuing or will result after giving effect to this Amendment.

     3.   Effective Date.  This Amendment shall become effective as of the date
          --------------
first written above (the "Effective Date") upon the satisfaction of each of the
                          --------------
following conditions:

          a. The Agent shall have received each of the following documents, in each case in form and substance satisfactory to the Agent, prior to 5:00 p.m. (New York time) on May 15, 2000;

              i. counterparts hereof executed by each of the Credit Parties, the Agent and the Requisite Lenders;

              ii. duly executed amendments to the CEF Lease Facility and the Receivables Documents effecting all modifications necessary to permit the repurchases of Stock described herein, together with a certificate of the Chief Financial Officer of the Borrower certifying that all conditions to the effectiveness of the amendments have been satisfied and that the amendments are in full force and effect as of the Effective Date;

              iii. a certificate of the Secretary or Assistant Secretary of each of the Credit Parties dated the Effective Date certifying (A) that the bylaws of such Credit Party have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of such Credit Party delivered to the Agent and remain in full force and effect as of the Effective Date, (B) that the charter of such Credit Party has not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of such Credit Party's jurisdiction of incorporation delivered to the Agent and remain in full force and effect as of the Effective Date and (C) that the execution, delivery and performance of this Amendment have been duly authorized by all necessary or proper corporate and shareholder action; and

              iv. such additional documentation as the Agent may reasonably request;

          b. No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation

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     of the transactions contemplated by this Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation, that in the aggregate could not reasonably be expected to have a Material Adverse Effect;

          c. All of the representations and warranties of the Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

          d. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Agent; and

          e. No Default or Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Amendment.

     4.  Reference to and Effect on the Loan Documents.
         ---------------------------------------------

          a. Upon the Effective Date, each reference to the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

          b. Except to the extent specifically set forth herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

          c. This Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Credit Agreement or any other Loan Document,
     (ii) prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Agent or any Lender to agree to a similar transaction on a future occasion or (iv) create any right herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

     5.  Miscellaneous.  This Amendment is a Loan Document.  The headings
         -------------
herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     6.  Section Titles.  The Section titles in this Amendment are and shall be
         --------------
without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     7.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed and

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delivered shall be an original, but all of which shall together constitute one and the same instrument.

     8.  GOVERNING LAW.  THIS AMENDMENT, AND ALL MATTERS OF CONSTRUCTION,
         -------------
VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9.  No Strict Construction.  The parties hereto have participated jointly
         ----------------------
in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

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          IN WITNESS WHEREOF, the Credit Parties, the Agent and the Lenders have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        CALLAWAY GOLF COMPANY,
                                        as Borrower



                                        By:  /s/ Kenneth Wolf
                                           -----------------------------
                                           Name:  Kenneth Wolf
                                           Title: Senior Vice President,
                                                  Finance and Controller

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                                        CALLAWAY GOLF SALES COMPANY,
                                        as a Credit Party



                                        By:  /s/ Kenneth Wolf
                                           ------------------------------
                                           Name:  Kenneth Wolf
                                           Title: Vice President and
                                                  Chief Financial Officer

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                                        CALLAWAY GOLF BALL COMPANY,
                                        as a Credit Party



                                        By:  /s/ Kenneth Wolf
                                           -------------------------------
                                           Name:  Kenneth Wolf
                                           Title: Vice President and Chief
                                                  Financial Officer

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                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Agent and Lender



                                        By:  /s/ Robert Yasuda
                                           ----------------------------
                                           Name: Robert Yasuda
                                           Title: Authorized Signatory
                                           Pro Rata Share: 20.8333%

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                                        AMERICAN NATIONAL BANK AND TRUST
                                        COMPANY OF CHICAGO,
                                        as a Lender



                                        By:  /s/ Elizabeth J. Limpert
                                           ---------------------------
                                           Name:  Elizabeth J. Limpert
                                           Title: First Vice President
                                           Pro Rata Share:  17.7083%

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                                        BANK OF AMERICA, NATIONAL ASSOCIATION,
                                        as a Lender



                                        By:  /s/ Richard G. Burke
                                           ----------------------------
                                           Name:  Richard G. Burke
                                           Title: Senior Vice President
                                           Pro Rata Share:  14.1667%

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                                        CONGRESS FINANCIAL CORPORATION
                                        (WESTERN),
                                        as a Lender



                                        By:  /s/ Jeffrey M.Evans
                                           -------------------------
                                           Name:  Jeffrey M. Evans
                                           Title: Vice President
                                           Pro Rata Share:  14.1667%

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                                        KEY CORPORATE CAPITAL INC.,
                                        as a Lender



                                        By:  /s/ Reynaldo Flores
                                           --------------------------
                                           Name:  Reynaldo Flores
                                           Title: Vice President
                                           Pro Rata Share:  14.1667%

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                                        NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                        as a Lender



                                        By:  /s/ G.A. Godec
                                           ----------------------------
                                           Name:  G.A. Godec
                                           Title: Senior Vice President
                                           Pro Rata Share:  8.3333%

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                                        NATIONAL WESTMINSTER BANK PLC,
                                        as a Lender



                                        By:  /s/ Nicholas Reid
                                           ------------------------
                                           Name:  Nicholas Reid
                                           Title:
                                           Pro Rata Share:  10.625%

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